UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2022

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Certain Litigation Relating to the Reclassification

As previously announced, Constellation Brands, Inc., a Delaware corporation (the “Company” or “Constellation”), entered into a Reclassification Agreement, dated June 30, 2022 (the “Reclassification Agreement”), with Richard Sands, Robert Sands, other members of the Sands family and certain of their related entities (the “Sands Stockholder Group”), pursuant to which, following the satisfaction of the conditions thereto, the Company will amend and restate its Restated Certificate of Incorporation (the “A&R Charter”). Upon the A&R Charter being duly filed with the Delaware Secretary of State (the “Effective Time”), among other things, each share of Class B Common Stock, par value $0.01 per share, of the Company (“Class B Common Stock”), issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time will be reclassified, exchanged and converted into one share of Class A Common Stock, par value $0.01 per share, of the Company (“Class A Common Stock”) and the right to receive $64.64 in cash, without interest (the “Reclassification”).

In connection with the Reclassification, one complaint has been filed by an alleged stockholder of Constellation (the “Stockholder Complaint”): Corwin v. Constellation et al., Index No. 134049-2022, which is an individual complaint filed in the New York Supreme Court for Ontario County, New York. The Stockholder Complaint names as defendants Constellation and members of its board of directors (the “Constellation Board”) and alleges, among other things, that the defendants violated New York common law by omitting supposedly material information from and by making materially misleading statements in the proxy statement/prospectus (the “Proxy Statement”) initially filed by Constellation on August 1, 2022 with the Securities and Exchange Commission (“SEC”). The Stockholder Complaint seeks various remedies, including, among other things, injunctive relief to prevent the consummation of the Reclassification unless certain allegedly material information is disclosed.

Constellation and the other named defendants believe that the disclosures set forth in the Proxy Statement comply fully with all applicable law, that no supplemental disclosures are required under applicable law, and that the plaintiff’s allegations in the Stockholder Complaint are without merit. However, in an effort to put the claims that were or could have been asserted to rest, to avoid nuisance and possible expense and transaction delays, and without admitting any liability or wrongdoing, Constellation is making certain disclosures set forth below that supplement and revise those contained in the Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. To the contrary, Constellation and the other named defendants have denied, and continue to deny, that they have committed or assisted others in committing any violations of law, further deny all allegations that any supplemental disclosure was or is required or material, and expressly maintain that they have complied with their respective legal obligations.

Supplemental Disclosures to Proxy Statement

This supplemental information should be read as part of, and in conjunction with, the Proxy Statement, which should be read in its entirety and is on the SEC’s website at http://www.sec.gov, along with periodic reports and other information Constellation files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Proxy Statement.

The section of the Proxy Statement entitled “Special Factors - Background of the Reclassification” is amended and supplemented as follows:

The current last sentence of the last paragraph beginning on page 32 of the Proxy Statement is hereby amended and supplemented as follows (with new text underlined):

Representatives of Centerview delivered Centerview’s customary relationships disclosure memorandum to the Special Committee, dated as of April 21, 2022, which memorandum confirmed the lack of material relationships with the parties listed therein, and the lack of holdings on a proprietary basis of any debt, equity, derivatives or convertible instruments in the Company or the other parties listed therein.

The last paragraph beginning on page 32 of the Proxy Statement is hereby amended and supplemented by inserting a new final sentence as follows:

Before determining to proceed in engaging Centerview as its financial advisor, the Special Committee reviewed the relationships disclosure memorandum provided by Centerview and discussed its contents.

The last full paragraph on page 33 of the Proxy Statement is hereby amended and supplemented as follows (with new text underlined):

On April 8, 2022, the Special Committee held a meeting by video conference, with representatives of Potter Anderson and Centerview in attendance for a portion of the meeting. Representatives of Centerview reviewed with the Special Committee, for reference and discussion purposes, the presentation summarized in “Financial Opinion of Centerview Partners LLC—Other Presentations by Centerview”, including, among other things: (i) the Sands Family Proposal, including key questions for consideration; (ii) Centerview’s approach to analyzing and evaluating the Sands Family Proposal; (iii) potential corporate governance changes that could be implemented in connection with a Potential Reclassification; (iv) illustrative possible responses to the Sands family; (v) potential forms of consideration for any premium and the financial markets’ views of a mixture of cash and stock consideration; and (vi) a summary of precedent, publicly available share reclassification transactions and a review of the rationales that supported such precedent transactions based on publicly available information. Representatives of Centerview also provided an overview of the Company’s current capitalization structure and the Sands family’s rights with respect to those shares, including that the Sands family, as the holders of approximately 98% of the shares of Class B Common Stock, had an existing right to convert each share of Class B Common Stock owned by it into one share of Class A Common Stock under the Company’s restated certificate of incorporation, as amended, and, therefore, a “no-premium” deal likely would not be acceptable to the Sands family. The Special Committee and its advisors also discussed the monetary benefit that the Sands family would realize from a consummated Potential Reclassification due to the 10% higher dividend rate of the Class A Common Stock (as compared to the Class B Common Stock). The Special Committee and its advisors also discussed how to appropriately value any changes to the governance of the Company obtained by the Special Committee in connection with negotiating the Sands Family Proposal, and a representative of Potter Anderson discussed the current market sentiment with respect to dual-class structures and reclassifications. Following the departure of Centerview’s representatives from the meeting, a representative of Potter Anderson advised the Special Committee on the Special Committee’s fiduciary duties and on following a process in accordance with the procedures described in MFW.

The first full paragraph on page 34 of the Proxy Statement is hereby amended and supplemented as follows (with new text underlined):

On April 22, 2022, the Special Committee held a meeting by video conference, with representatives of Potter Anderson and Centerview in attendance. Representatives of Centerview reviewed with the Special Committee, for reference and discussion purposes, the presentation summarized in “Financial Opinion of

Centerview Partners LLC—Other Presentations by Centerview”, including, among other things, (i) preliminary financial analyses of a Potential Reclassification, including an overview of market benchmarks; (ii) a preliminary financial analysis of the impact of various exchange premiums on the Class A Common Stock and the potential value creation for the Company over time resulting from a Potential Reclassification; (iii) an updated preliminary analysis of select publicly available share reclassifications; (iv) a preliminary case study of potential annual executive compensation savings if Messrs. Robert and Richard Sands transitioned to non-executive roles in connection with a Potential Reclassification and received compensation in-line with those roles; and (v) perspectives on possible responses to the Sands Family Proposal. With respect to the potential annual executive compensation savings, the Special Committee noted that the savings could offset a portion of any premium paid to the Sands family in a Potential Reclassification. The Special Committee and its advisors discussed potential responses and messages to the Sands family, including the Special Committee’s view that a Potential Reclassification should also involve certain corporate governance changes for the Company. After discussion, the Special Committee determined to deliver a response to the Sands family indicating that the Special Committee’s willingness to consider an appropriate premium in a Potential Reclassification was contingent on the Sands family agreeing to certain corporate governance changes for the Company and that a response to the level of any potential premium would only occur following alignment on key corporate governance changes. The Special Committee and representatives of Centerview reviewed the scope of the potential corporate governance changes that the Special Committee could ask that the Company implement in connection with a Potential Reclassification.

The last paragraph beginning on page 34 of the Proxy Statement is hereby amended and supplemented as follows (with new text underlined):

On April 28, 2022, the Special Committee held a meeting by video conference, with representatives of Potter Anderson and Centerview in attendance. Representatives of Centerview reviewed with the Special Committee, for reference and discussion purposes, the presentation summarized in “Financial Opinion of Centerview Partners LLC—Other Presentations by Centerview”, including, among other things, (i) an updated preliminary analysis of the executive compensation savings from Messrs. Robert and Richard Sands transitioning to non-executive roles in connection with a Potential Reclassification and receiving compensation in-line with such roles, which implied estimated annual savings (approximately $16 million pre-tax) and pro forma value of such savings (approximately $300 million post-tax); (ii) an updated preliminary analysis of a Potential Reclassification at a range of illustrative exchange ratios/premiums, which included an overview of the quantum of multiple expansion for the Company that would result in the Company “breaking-even” on a Potential Reclassification; (iii) an updated preliminary analysis of valuation benchmarks for the Company, which implied that, while there may be other reasons beyond control status for the Company’s current trading level if the Company traded at the levels indicated by such benchmarks, there could be potential for value creation over time in excess of the cost of the potential premium at the level contemplated; and (iv) a preliminary analysis of stock versus cash exchange premium considerations, including certain benefits of paying a cash premium in a Potential Reclassification, such as lower pro forma equity ownership by the former holders of Class B Common Stock, reduced dilution for the current holders of Class A Common Stock, and that the current holders of Class A Common Stock would receive a greater share of any value creation following a Potential Reclassification, given the lower dilution. The Special Committee and its advisors also discussed an illustrative corporate governance proposal to the Sands family, the rationale for such changes and the Special Committee’s messaging points related to such proposed changes. As part of the Special Committee’s messaging to the Sands family, the Special Committee asked its advisors to convey that the focus of the Special Committee’s proposed corporate governance changes was on implementing model corporate governance practices for a non-controlled company. A representative of Potter Anderson also noted certain changing perspectives in the broader investor community regarding dual-class voting stock structures and explained that there was outside pressure, generally, from the investor community for companies to engage in reclassifications and to adopt model corporate governance in connection with reclassifications. Following such discussion, the Special Committee agreed on a proposed package of corporate governance changes to present to the Sands family (which are described below) and instructed representatives of Potter Anderson and Centerview to convey such changes to Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”) and Greenhill & Co. LLC (“Greenhill”), outside legal and financial advisors, respectively, to the Sands family.

The third full paragraph on page 37 of the Proxy Statement is hereby amended and supplemented as follows (with new text underlined):

On May 13, 2022, the Special Committee held a meeting by video conference, with representatives of Potter Anderson and Centerview in attendance. Representatives of Centerview reported on Potter Anderson and Centerview’s communications with Wachtell Lipton and Greenhill. At the request of the Special Committee, which had asked that Centerview provide an overview of certain remaining materials included in Centerview’s May 11, 2022 presentation, as summarized in “Financial Opinion of Centerview Partners LLC—Other Presentations by Centerview” to the Special Committee, representatives of Centerview reviewed with the Special Committee, for reference and discussion purposes, among other things, (i) an updated summary of corporate governance rights in precedent, publicly available family or founder share reclassifications and large, single stockholder situations and discussed how such information could inform the Special Committee’s viewpoint on the appropriate proposed corporate governance terms, including the Sands family’s nomination rights following a consummated Potential Reclassification; (ii) certain benefits of paying a potential premium in all cash, including the benefits to the Unaffiliated Class A Holders; (iii) an updated preliminary analysis of a Potential Reclassification at various potential exchange ratios and premiums; and (iv) a preliminary analysis of potential premiums and exchange ratios that could form the basis of the Special Committee’s counterproposal on a potential premium. The Special Committee and representatives of Centerview also discussed the Sands family’s position that, because the Sands family would be transitioning from a position of clear control to a position of a minority stockholder with no control, it was entitled to receive a premium at the higher end of the precedents. During the Special Committee’s discussion of a potential premium counterproposal to the Sands family, a representative of Potter Anderson reviewed certain recent precedent family/founder reclassifications and the premiums paid on a standalone basis and as a percentage of market capitalization. The Special Committee and its advisors discussed the proposed corporate governance changes as well as certain illustrative proposals on a potential premium, including the lowest premium level that could potentially be proposed that would keep the Sands family engaged in negotiations on a Potential Reclassification. The Special Committee, after discussion, determined to receive an updated perspective from Company management on the form of consideration for a Potential Reclassification prior to making any decisions on a premium counterproposal to the Sands family.

Important Additional Information

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Constellation has filed with the SEC a Registration Statement on Form S-4 (File No. 333-266434) (the “Registration Statement”), which contains a proxy statement/prospectus in connection with the proposed reclassification. After the Registration Statement was declared effective, the definitive proxy statement/prospectus was mailed to stockholders of Constellation on or about September 27, 2022. STOCKHOLDERS OF CONSTELLATION ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY

WILL CONTAIN IMPORTANT INFORMATION. Stockholders are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Constellation, without charge, at the SEC’s website, http://www.sec.gov, and on Constellation’s Investor Relations website at https://ir.cbrands.com.

Participants in the Solicitation

The directors and executive officers of Constellation and other persons may be considered participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information regarding Constellation’s directors and executive officers is available in Constellation’s proxy statement, dated May 27, 2022, for the Annual Meeting of Stockholders held on July 19, 2022, which was filed with the SEC on June 2, 2022 and Constellation’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the proxy statement/prospectus.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to future plans and objectives of management and the Constellation Board, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Statements in this Current Report on Form 8-K regarding Constellation and the reclassification transaction that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Constellation’s business and future financial and operating results and capital structure following the closing of the proposed reclassification and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Constellation’s control. These factors include, among other things, (1) failure to receive the requisite approvals of Constellation’s stockholders necessary to achieve the reclassification; (2) any other delays with respect to, or the failure to complete, the reclassification; (3) the ultimate outcome of any litigation matter related to the reclassification, (4) the ability to recognize the anticipated benefits of the reclassification, (5) Constellation’s ability to execute successfully its strategic plans, and (6) the effect of the announcement or the consummation of the proposed reclassification on the market price of the capital stock of Constellation. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks that could cause actual future performance or events to differ from current expectations can be found in Constellation’s filings with the SEC, including the risk factors discussed in Constellation’s most recent Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and Quarterly Report on Form 10-Q for the quarter ended August 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer